                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 26, 2003 (August 19, 2003)
                                                -----------------------------------

                                    NN,INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                                 0-23486              62-1096725
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(State or other jurisdiction           (Commission          (IRS Employer
    of incorporation)                  File Number)          Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                 37604
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code    (423) 743-9151
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 4.  Changes in the Registrant's Certifying Accountant.

         On August 19, 2003, NN, Inc. (the "Company") appointed
PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent auditors for the year ending December 31, 2003, following approval by the Audit
Committee of the Company's Board of Directors.

         During the years ended December 31, 2002 and 2001 and through August
18, 2003, the Company did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 26, 2003
                                        NN, INC.

                                        By:  /s/ William C. Kelly, Jr.
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                                             William C. Kelly, Jr.,
                                             Secretary, Treasurer and Chief
                                            Administrative Officer